                                                   ISDA(R)
                           INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                           CREDIT SUPPORT ANNEX

                                          to the Schedule to the
                                           ISDA MASTER AGREEMENT

                                       dated as of December 8, 2006
                                                  between
                                      HSBC BANK USA, N.A. ("Party A")
                                                    and
       U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS
                        SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE BENEFIT OF THE
                       RAAC SERIES 2006-SP4 SUPPLEMENTAL INTEREST TRUST ("Party B")

This Annex  supplements,  forms part of, and is subject  to, the ISDA  Master  Agreement  referred to above
(this  "Agreement"),  is part of its Schedule and is a Credit  Support  Document  under this Agreement with respect to Party A.

Accordingly, the parties agree as follows:

(1)      PARAGRAPHS 1 - 12.  INCORPORATION

Paragraphs  1 through 12 inclusive  of the ISDA Credit  Support  Annex  (Bilateral  Form) (ISDA  Agreements
Subject to New York Law Only) published in 1994 by the  International  Swaps and  Derivatives  Association,
Inc. are incorporated herein by reference and made a part hereof:

PARAGRAPH 13.  ELECTIONS AND VARIABLES

(a)      SECURITY  INTEREST FOR  "OBLIGATIONS".  The term  "OBLIGATIONS"  as used in this Annex includes no additional  obligations  of Secured Party and, for purposes of the  definition of  Obligations  in
         Paragraph 12, includes no additional obligations of Pledgor.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                  (A)      "DELIVERY  AMOUNT" has the meaning  specified in Paragraph  3(a) except that the words "upon a demand made by the  Transferee on or promptly  following a Valuation  Date" shall be deleted and replaced by the words "on each Valuation Date".

                  (B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

                  (C)      "CREDIT  SUPPORT  AMOUNT" means,  for any Valuation Date, an amount equal to (x)
                           the  Amount  required  under  Paragraph 13(p)  (in the case of a  Ratings  Event relating  to an  action  taken  by  S&P);  or  (y)  the  Amount  required  under
                           Paragraph 13(q)  (in the case of a Ratings Event  relating to an action taken by
                           Moody's)  or (z) Party B's  Exposure  under the  Agreement  to which  this Annex relates (in the case of a Ratings  Event  relating to an action taken by Fitch), in each  case as  calculated  on a weekly  basis  by the  Valuation  Agent.  The
                           Credit  Support  Amount shall be calculated by reference to the  provisions  set forth in this Annex  which would  result in Party A  transferring  the  greatest amount of Eligible Credit Support to Party B.

(ii)     ELIGIBLE COLLATERAL.  The following items will qualify as "ELIGIBLE COLLATERAL":

                                                             Valuation      Moody's First    Moody's Second
                                                          Percentage:*       Trigger Event    Trigger Event         S&P              Fitch
   (A)                      Cash:    US    Dollars    in                         100%             100%              100%             100%
            depository account form.

   (B)      U.S.  Treasury  Securities:  negotiable debt                         100%%            100%             98.6%              99%
            obligations  issued  by  the  U.S.  Treasury
            Department     ("Treasuries")    having    a
            remaining  maturity  of up to and  not  more
            than 1 year.

   (C)      Treasuries  having a  remaining  maturity of                         100%          99% (0-1yr)         90.3%              98%
            greater  than 1 year  but not  more  than 10                                       97%(1-5yr)
            years.                                                                            94% (5-10yr)
   (D)      Treasuries  having a  remaining  maturity of                         100%         89%(10-20yr)         84.6%              97%
            greater than 10 years                                                              87% (>20yr)

   (E)      Agency    Securities:     negotiable    debt                         100%              99%             98.1%              95%
            obligations   of   the   Federal    National
            Mortgage  Association  (FNMA),  Federal Home
            Loan Mortgage Corporation  (FHLMC),  Federal
            Home Loan Banks (FHLB),  Federal Farm Credit
            Banks   (FFCB),   Student   Loan   Marketing
            Association    (SLMA),    Tennessee   Valley
            Authority   (TVA)   (collectively,   "Agency
            Securities")  having a remaining maturity of
            not more than 1 year.

   (F)      Agency   Securities   having   a   remaining                         100%          98% (0-1yr)         92.6%              92%
            maturity  of  greater  than 1 year  but  not                                       96% (1-5yr)
            more than 5 years.

   (G)      Agency   Securities   having   a   remaining                         100%              93%             87.4%              88%
            maturity  of  greater  than 5 years  but not
            more than 10 years.

   (H)      Agency   Securities   having   a   remaining                         100%              88%             81.6%              82%
            maturity  of  greater  than 10 years but not
            more than 20 years.

   (I)      Agency   Securities   having   a   remaining                         100%              86%             76.0%              82%
            maturity  of  greater  than 20 years but not
            more than 30 years.

   (J)      FHLMC Certificates.  Mortgage  participation                         81.9%            81.9%            86.4%              82%
            certificates   issued  by  FHLMC  evidencing
            undivided  interests  or  participations  in
            pools of first lien  conventional  or FHA/VA
            residential  mortgages  or deeds  of  trust,
            guaranteed by FHLMC,  and having a remaining
            maturity of not more than 30 years.

   (K)      FNMA      Certificates.      Mortgage-backed                         81.9%            81.9%            86.4%              82%
            pass-through  certificates  issued  by  FNMA
            evidencing  undivided  interests in pools of
            first  lien  mortgages  or deeds of trust on
            residential properties,  guaranteed by FNMA,
            having  a  remaining  maturity  of not  more
            than 30 years.

   (L)      GNMA      Certificates.      Mortgage-backed                         81.9%            81.9%            86.4%              82%
            pass-through  certificates issued by private
            entities,  evidencing undivided interests in
            pools of first  lien  mortgages  or deeds of
            trust   on   single    family    residences,
            guaranteed   by  the   Government   National
            Mortgage  Association  (GNMA)  with the full
            faith and credit of the United  States,  and
            having  a  remaining  maturity  of not  more
            than 30 years.

   (M)      Commercial  Paper.  Commercial  Paper with a                          80%              80%             99.0%              99%
            rating of at least P-1 by Moody's,  at least
            F-1 by Fitch  and at  least  A-1+ by S&P and
            having  a  remaining  maturity  of not  more
            than 30 days.
   (N)      Other.   Other   items  of  Credit   Support                    % to be          % to be          % to be           % to be
            approved by each  applicable  rating  agency                    determined       determined       determined        determined
            with   such    valuation    percentages   as
            determined by each applicable rating agency.

* The Valuation  Percentage  shall equal the percentage  specified  under such Rating  Agency's name above.
If the Class [ ] Notes are rated by more than one Rating  Agency  specified  above and a Ratings  Event has occurred with respect to more than one Rating Agency,  the Valuation  Percentage  shall equal the lowest of the applicable percentages specified above.

         (iii)    OTHER ELIGIBLE SUPPORT.  Not applicable.

         (iv)     THRESHOLDS.

(A)      "INDEPENDENT AMOUNT" means for Pledgor:  zero.

                           "INDEPENDENT AMOUNT" means for Secured Party:  zero

(B)      "THRESHOLD"  means  for  Pledgor:  Infinity;  provided  that for so long as  Party A is above  the
                  Moody's  First  Trigger  Required  Ratings  and either (i) Party A has had been below the
                  Moody's  First  Trigger  Required  Ratings since this Annex was executed or (ii) at least
                  30 Local  Business  Days have  elapsed  since the last  time  Party A had been  below the
                  Moody's First Trigger  Required  Ratings,  the Threshold with respect to Party A shall be zero;  further,  provided,  if a Ratings Event has occurred and is continuing pursuant to
                  Part 5(f) of the  Agreement,  the  threshold  shall be zero in the event Party A fails to assign all of its rights and  obligations  under the Agreement on or before the thirtieth
                  (30)  day  after  the  date of a  Ratings  Event  (as  described  in  [Part  5(f)] of the
                  Schedule) continues to exist.

(C)      "MINIMUM  TRANSFER  AMOUNT" is $100,000 for any Delivery Amount of Pledgor,  unless the Pledgor is a Defaulting  Party,  in which case it is zero,  and  $100,000  for any Return  Amount of the Secured Party,  unless the Secured Party is a Defaulting  Party,  in which case it is zero.

(D)      ROUNDING:  The  Delivery  Amount  will be rounded up to the nearest  integral  multiple of $1,000, and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(c)      VALUATION AND TIMING.

         (i)      "VALUATION  AGENT" means Party A;  provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the Defaulting  Party,  Party B shall have the right to designate as Valuation  Agent an independent  party,  reasonably  acceptable to  Party  A, the cost  for  which  shall  be borne by Party A. All  calculations  by the
                  Valuation Agent must be made in accordance with standard market practice,  including,  in the event of a dispute as to the Value of any Eligible  Credit  Support or Posted  Credit
                  Support,  by making  reference to quotations  received by the Valuation Agent from one or more Pricing Sources.

         (ii)     "VALUATION DATE" means the first Local Business Day of each week.

         (iii)    "VALUATION  TIME" means the close of business  in the city in which the  Valuation  Agent is located on the Local  Business Day before the Valuation  Date or date of  calculation, as applicable;  provided that the  calculations  of Value and Exposure will be made as of approximately the same time on the same date.

         (iv)     "NOTIFICATION TIME" means 10:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  No Specified Conditions apply.

(e)      SUBSTITUTION.

         (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(II)     CONSENT.  The Pledgor is not required to obtain the Secured Party's  consent for any  substitution pursuant to Paragraph 4(d).

(f)      DISPUTE RESOLUTION.

         (i)      "RESOLUTION  TIME" means 1:00 p.m.,  New York time,  on the Local  Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

         (ii)     VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  the Value of Posted  Credit
                  Support other than Cash will be calculated  based upon the mid-point  between the bid and offered  purchase  rates or prices for that  Posted  Credit  Support as  reported  on the
                  Bloomberg  electronic service as of the Resolution Time, or if unavailable,  as quoted to the Valuation  Agent as of the Resolution  Time by a dealer in that Posted Credit Support of recognized  standing selected in good faith by the Valuation Agent,  which calculation shall include any unpaid  interest on that Posted Credit  Support to the extent it is the established practice in the relevant market.

         (iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i)      ELIGIBILITY  TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Secured Party will not be entitled to hold Posted  Collateral  itself,  and  instead  the Secured  Party will be entitled to hold Posted  Collateral  through the Indenture  Trustee which Posted Collateral (i) shall not be commingled  or used with any other asset held by the  Indenture  Trustee but shall be held in a separate  account for this  purpose  only and (ii) shall not be  transferred to any other person or entity but Party A pursuant to the  provisions  herein  except (x)
                  in any case  contemplated  by Paragraph 8(a) of this Annex with respect to Party A or (y)
                  as directed by Party A.

         (ii)     USE OF POSTED  COLLATERAL.  The  provisions  of Paragraph  6(c) will not apply to Secured
                  Party and without  prejudice to Secured  Party's  rights under  Paragraph 8 of the Credit
                  Support Annex, Secured Party will not take any action specified in such Section 6(c).

(h)      INTEREST AMOUNT.

         (i)      INTEREST  RATE.  The "INTEREST  RATE" means,  for any day, the rate of interest  actually
                  earned  for  that  day  on  Eligible   Collateral   constituting   cash  under  Paragraph
                  13(b)(ii)(A).

         (ii)     TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest  Amount,  if any, will be made on the first Local  Business  Day of each  calendar  month and on any Local  Business Day that Posted  Collateral  in the form of Cash is  Transferred  to the Pledgor  pursuant to
                  Paragraph  3(b).  Any Interest  Amount paid by Party B to Party A hereunder  with respect to cash  collateral  posted by Party A shall not  exceed the  actual  amount of  interest received by Party B with respect thereto.

         (iii)     ALTERNATIVE TO INTEREST AMOUNT.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  Not applicable.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.  Not applicable.

(k)      DEMANDS AND NOTICES.  All demands,  specifications  and notices under this Annex will be made to a party as follows unless  otherwise  specified from time to time by that party for purposes of this
         Annex in a written notice given to the other party:

         TO PLEDGOR:

         As set forth in the Schedule.

         TO SECURED PARTY:

         As set forth in the Schedule.

(l)      ADDRESSES FOR TRANSFERS.

         (i)      For each Transfer hereunder to Pledgor:

         To be provided in written instructions.

         (ii)     For each Transfer  hereunder to Secured Party,  instructions  will be provided by Secured
                  Party for that specific Transfer.

(m)      AGREEMENT  AS  TO  SINGLE   SECURED   PARTY  AND  PLEDGOR.   Party  A  and  Party  B  agree  that,
         notwithstanding  anything  to the  contrary  in the  recital  of  this  Annex,  Paragraph  1(b) or
         Paragraph 2 of the  definitions  in  Paragraph  12, (a) the term  "Secured  Party" as used in this
         Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex  means only Party A, (c)
         only Party A makes the pledge and grant in Paragraph 2, the  acknowledgment  in the final sentence of Paragraph  8(a) and the  representations  in Paragraph 9 and (d) only Party A shall be required to post Eligible  Credit Support  hereunder.  Party A also agrees that it shall pay all reasonable costs of  transferring  Eligible  Credit  Support  required to be  delivered by Party A to Party B hereunder.

(n)      NO GROSS UP. The Secured Party will have no obligation  to pay any  additional  amount of the kind specified  in  Section  2(d)(i)(4)  of the  Agreement  with  respect  to any  Interest  Amounts or
         Distributions.

(o)      ELIMINATION  OF DEMAND  REQUIREMENTS.  The  parties  agree that the phrase  "upon a demand made by the Secured Party" shall be deleted from Paragraph 3(a) of this Credit Support Annex.

(p)      S&P CREDIT  SUPPORT  AMOUNT.  With respect to a Ratings Event  relating to an action taken by S&P, the "CREDIT SUPPORT AMOUNT" shall mean with respect to a Pledgor on a Valuation Date the sum of :

         (i)      the greater of MTM and $0, plus

         (ii)     VB

         Where:

         "MTM" means Secured Party's Exposure;

         "VB" means the Notional Amount (as defined in the Confirmation  for each  outstanding  Transaction under this Agreement) times the relevant percentage set out in Table A below:

TABLE A

        ----------------------------------------------------------------------------------------------------------------------
                                                          VOLATILITY BUFFER
        ----------------------------------------------------------------------------------------------------------------------
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        Counterparty                   Less than 5 years to         Less than 10 years, but       Greater than 10 years to
                                                                    more than 5 years to
                                       Termination Date of the      Termination Date of the       Termination Date of the
                                       Transaction.                 Transaction.                  Transaction.
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        The rating by S&P of Party     3.25%                        4.00%                         4.75%
        A's long-term unsecured,
        unsubordinated obligations
        is at least equal to "A"
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        The rating by S&P of Party     4.00%                        5.00%                         6.25%
        A's long-term unsecured,
        unsubordinated obligations
        is equal to "A-"
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
        The rating by S&P of Party     4.50%                        6.75%                         7.50%
        A's long-term unsecured,
        unsubordinated obligations
        is equal to or less than
        "BB+"
        ------------------------------ ---------------------------- ----------------------------- ----------------------------

EXPOSURE.

The Parties  agree that in the event of a Ratings  Event  relating to an action taken by S&P, the Valuation
Agent shall verify its  calculation  of the Secured  Party's  Exposure on a quarterly  basis by seeking two quotations  from Reference  Market-makers  at the end of each month. If 2 Reference  Market-makers  are not available  to  provide  a  quotation,  then  fewer  than 2  Reference  Market-makers  may be used  for such purpose.  If no Reference  Market-makers are available,  then the Valuation Agent's estimates at mid-market will be used.  The  Valuation  Agent may not obtain the  quotations  referred to above from the same person in excess  of four  times  during  any 12 month  period.  Where  more than 1  quotation  is  obtained,  the quotation  representing  the  greatest  amount of Exposure  shall be used by the  Valuation  Agent.  In the event the  verification  procedures  set forth above  indicate  that there is a deficiency in the amount of
Eligible  Collateral  that has been  posted to the  Secured  Party,  the  Pledgor  shall post the amount of
Eligible  Collateral  necessary to cure such  deficiency to the Secured  Party within three Local  Business
Days.

(q)      MOODY'S RATINGS CRITERIA

         "Ratings  Criteria" means, the criteria used by Moody's  ("Moody's  Criteria") for the purposes of determining  the amount of  Eligible  Credit  Support  Party A is required to transfer at any time when the Threshold with respect to Party A is zero.

         MOODY'S CRITERIA:

         MOODY'S  CREDIT  SUPPORT  AMOUNT.* With respect to a Ratings Event  relating to an action taken by
         Moody's,  the "CREDIT  SUPPORT  AMOUNT"  shall mean with respect to a Pledgor on a Valuation  Date the sum of :

         (i)      With respect to a Moody's First Trigger Event:

                  (A)      the greater of the Secured Party's Exposure and $0, plus

                  (B)      Notional Amount times the relevant percentage set out in Table B below.

         (ii)     With respect to a Moody's Second Trigger Event:

                  (A)      the greater of the Secured  Party's  Exposure,  $0 or the amount owed by Party A on the next  Payment  Date (as such  term is  defined  in the  Confirmation  for each  outstanding
         Transaction under this Agreement), plus

                  (B)      the lesser of (i) Party A's  estimate of the change in the  mid-market  value of the  Transaction  resulting  from a one  basis  point  change in the swap  curve  times 25 or (ii)
         Notional Amount times the relevant percentage set out in Table B below.

         * To the extent that both the Moody's  Credit  Support  Amount and the S&P Credit  Support  Amount
         apply, the greater of the two amounts shall be the Credit Support Amount.

TABLE B

        ------------------------------ --------------------------------- -------------------------------------------
        WEIGHTED AVERAGE LIFE OF       MOODY'S FIRST TRIGGER EVENT HAS   MOODY'S SECOND TRIGGER EVENT HAS OCCURRED
        HEDGE IN YEARS                 OCCURRED
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      1                0.25%                             0.60%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      2                0.50%                             1.20%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      3                0.70%                             1.70%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      4                1.00%                             2.30%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      5                1.20%                             2.80%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      6                1.40%                             3.30%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      7                1.60%                             3.80%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      8                1.80%                             4.30%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                      9                2.00%                             4.80%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     10                2.20%                             5.30%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     11                2.30%                             5.60%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     12                2.50%                             6.00%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     13                2.70%                             6.40%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     14                2.80%                             6.80%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     15                3.00%                             7.20%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     16                3.20%                             7.60%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     17                3.30%                             7.90%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     18                3.50%                             8.30%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     19                3.60%                             8.60%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     20                3.70%                             9.00%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                     21                3.90%                             9.00%
        ------------------------------ --------------------------------- -------------------------------------------
        ------------------------------ --------------------------------- -------------------------------------------
                    22-30              4.00%                             9.00%
        ------------------------------ --------------------------------- -------------------------------------------

IN WITNESS WHEREOF the parties have executed this Credit Support Annex as of the date hereof.

HSBC BANK USA, N.A.

By:  /s/ Shane G. Lovell
Name: Shane G. Lovell
Title: Senior Vice President

By:  ______________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL
INTEREST TRUST TRUSTEE FOR THE BENEFIT OF THE RAAC SERIES 2006-SP4 SUPPLEMENTAL INTEREST TRUST

By:    /s/ Tamara Schultz-Fugh
       Name: Tamara Schultz-Fugh
       Title: Vice President